Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Marc C. Breslawsky, Chairman of the Board and Chief Executive Officer of Imagistics International Inc., the ("Company"), and Timothy E. Coyne, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q/A (Amendment No. 1) for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


Dated: June 17, 2005                              /s/ Marc C. Breslawsky
                                                  ----------------------
                                                  Marc C. Breslawsky
                                                  Chairman of the Board,
                                                  Chief Executive Officer


Dated: June 17, 2005                              /s/ Timothy E. Coyne
                                                  --------------------
                                                  Timothy E. Coyne
                                                  Chief Financial Officer